UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	6/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

Daily Assets Fund Institutional

Annual Report
to Shareholders

June 30, 2010

Contents

3 Portfolio Management Review

6 Information About Your Fund's Expenses

8 Portfolio Summary

9 Investment Portfolio

18 Statement of Assets and Liabilities

19 Statement of Operations

20 Statement of Changes in Net Assets

21 Financial Highlights

22 Notes to Financial Statements

27 Report of Independent Registered Public Accounting Firm

28 Tax Information

29 Summary of Management Fee Evaluation by Independent Fee Consultant

34 Board Members and Officers

39 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors of the fund may have a significant adverse effect on the price of the fund. See the prospectus for specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.

Overview

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

During the second half of 2009, liquidity was gradually restored in the short end of the money market curve as yield spreads returned to more accustomed levels, and credit markets functioned more efficiently.1,2 In 2010, the money market yield curve began to change configuration as — for the first time in 12 months — short-term money market rates rose somewhat. The slight increase in rates came in response to several market dynamics, including Congress' raising of the nation's debt ceiling and political and budgetary concerns within the Eurozone, especially in Greece.3 In the second quarter, a significant flight to quality ensued in US government bonds — and money market rates rose further — as the sovereign debt crisis in Europe deepened and the oil spill disaster in the Gulf of Mexico unfolded. In addition, with government stimulus winding down, US economic recovery began to sputter. The European crisis caused money market investors to reassess risk on many fronts. A general squeeze on liquidity sent rates for LIBOR, an industry standard for measuring taxable money market rates, significantly higher.4

Portfolio Performance (as of June 30, 2010)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price.

7-Day Current Yield
June 30, 2010	.27%*
June 30, 2009	.48%**

* The investment advisor has agreed to voluntarily waive fees/reimburse expenses. This waiver may be changed or terminated at any time without notice. Otherwise, the 7-day current yield would have been .14% as of June 30, 2010.

** The investment advisor had agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been .44% as of June 30, 2009.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Please call the Service Center at (800) 730-1313 for the fund's most recent month-end performance.

By mid-June, however, the crisis in Europe had eased as the European Central Bank and the International Monetary Fund collaborated in order to offer loans and liquidity facilities to banks in fiscally troubled countries such as Greece, Spain and Italy. An additional boost to market confidence came from a series of austerity measures announced by a number of European governments. In response, money market activity picked up, and market participants began to look to slightly longer-maturity investments.

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the fund during the period. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Through the turbulent markets of the past two years, our principal goals have been to maintain very high levels of portfolio diversification, liquidity and credit quality within the fund.5 Over the 12-month period, we continued to hold a large percentage of fixed-rate, short-maturity investments. The fund also held a smaller percentage in floating-rate securities (whose yields adjust periodically in response to changes in interest rates) to track any increases in LIBOR rate levels. Lastly, any investments the fund has made in slightly longer maturities have been in Treasury, agency and top-quality corporate money market securities. The fund holds a significant amount of its short-term liquidity in overnight and 7-day investments.

Negative Contributors to Fund Performance

The types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

Outlook and Positioning

Assuming that pressures on European countries and their banks continue to ease, and that worldwide financial conditions stay on track to normalize, we believe that we could soon see downward pressure on LIBOR and other money market interest rates. With the US economy growing only very slowly, we believe that the Fed will not raise short-term rates for the foreseeable future. Another factor that should influence yield levels going forward is the new set of money market fund guidelines from the Securities & Exchange Commission (SEC) being phased in from now through December 2010. The new SEC guidelines cover a number of areas including fund average maturity, liquidity requirements and fund operations. We believe that these regulations may tend to steepen the money market yield curve (i.e., produce steadily higher yields for longer maturities) as more funds maintain shorter average maturity in line with the new rules.

Going forward, we will continue to monitor labor and housing market statistics to gauge the rate of the ongoing recovery. We do not expect a "double-dip" recession, but rather anticipate a continuance of a slow-growth environment. Given that outlook, the fund's strategy will be to remain in relatively short-maturity investments and to maintain a high degree of portfolio liquidity.

We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

1 "Spread" refers to the excess yield various fixed-income or money market securities or sectors offer over each other at similar maturities. When spreads widen, yield differences are increasing between securities in the two sectors being compared. When spreads narrow, the opposite is true.

2 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

3 The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency.

4 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

5 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2010 to June 30, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2010
Actual Fund Return
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 1,001.10
Expenses Paid per $1,000*	$ .55
Hypothetical 5% Fund Return
Beginning Account Value 1/1/10	$ 1,000.00
Ending Account Value 6/30/10	$ 1,024.25
Expenses Paid per $1,000*	$ .55

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
Daily Assets Fund Institutional	.11%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	6/30/10	6/30/09

Commercial Paper	35%	39%
Short-Term Notes	19%	15%
Certificates of Deposit and Bank Notes	16%	23%
Government & Agency Obligations	11%	7%
Time Deposits	10%	10%
Municipal Bonds and Notes	5%	0%
Repurchase Agreements	3%	6%
Supranational	1%	—
	100%	100%
Weighted Average Maturity

Daily Assets Fund Institutional	38 days	56 days
First Tier Institutional Money Fund Average*	31 days	42 days

* The Fund is compared to its respective iMoneyNet category: First Tier Institutional Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset-Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see page 9. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of June 30, 2010

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 16.3%
Bank of Nova Scotia, 0.46%, 8/31/2010	30,000,000	30,000,508
Bank of Tokyo-Mitsubishi UFJ Ltd.:
0.3%, 7/13/2010	25,000,000	25,000,000
0.39%, 7/28/2010	50,000,000	50,000,000
0.56%, 10/4/2010	16,000,000	16,000,421
Credit Agricole SA, 0.35%, 8/2/2010	24,000,000	24,000,000
Credit Industriel et Commercial, 0.445%, 7/21/2010	65,000,000	65,000,000
Dexia Credit Local, 0.45%, 7/6/2010	50,000,000	50,000,000
DnB NOR Bank ASA, 0.5%, 9/27/2010	20,000,000	19,999,998
European Bank for Reconstruction & Development, 2.875%, 8/27/2010	17,000,000	17,064,877
European Investment Bank, 4.125%, 9/15/2010	20,000,000	20,158,183
KBC Bank NV:
0.52%, 7/23/2010	20,000,000	20,000,000
0.6%, 8/16/2010	40,000,000	40,000,000
0.66%, 8/17/2010	65,000,000	65,000,000
Kommunalbanken AS, 4.5%, 10/6/2010	30,000,000	30,316,118
Landeskreditbank Baden-Wuerttemberg Foerderbank, 4.25%, 9/15/2010	12,200,000	12,291,945
Mizuho Corporate Bank Ltd.:
0.42%, 7/12/2010	60,000,000	60,000,000
0.5%, 10/4/2010	28,000,000	28,000,000
Natixis, 0.53%, 8/2/2010	59,000,000	59,000,000
Nordea Bank Finland PLC:
0.45%, 8/24/2010	36,000,000	36,000,000
0.48%, 10/22/2010	22,000,000	22,000,344
0.75%, 9/23/2010	25,000,000	25,000,000
NRW.Bank, 5.375%, 7/19/2010	22,150,000	22,194,894
Royal Bank of Scotland NV, 0.62%, 9/23/2010	45,000,000	45,000,000
Royal Bank of Scotland PLC, 0.6%, 9/10/2010	66,500,000	66,500,000
Skandinaviska Enskilda Banken AB, 0.4%, 7/15/2010	58,000,000	58,000,000
Standard Chartered Bank, 0.6%, 9/27/2010	12,000,000	12,000,000
Sumitomo Mitsui Banking Corp., 0.405%, 7/21/2010	62,000,000	62,000,000
Svensk Exportkredit AB, 4.5%, 9/27/2010	37,542,000	37,887,163
Svenska Handelsbanken AB:
0.44%, 9/27/2010	65,000,000	65,003,174
0.46%, 8/24/2010	50,000,000	50,000,000
UBS AG, 0.56%, 10/1/2010	57,750,000	57,750,000
Total Certificates of Deposit and Bank Notes (Cost $1,191,167,625)		1,191,167,625

Commercial Paper 35.2%
Issued at Discount**
Amstel Funding Corp.:
0.55%, 8/11/2010	45,000,000	44,971,812
0.57%, 8/23/2010	25,000,000	24,979,021
0.6%, 7/30/2010	52,700,000	52,674,528
0.65%, 7/26/2010	20,000,000	19,990,972
Amsterdam Funding Corp., 144A, 0.32%, 7/20/2010	30,000,000	29,994,933
Antalis US Funding Corp., 144A, 0.3%, 7/13/2010	19,000,000	18,998,100
Argento Variable Funding:
144A, 0.32%, 7/1/2010	36,800,000	36,800,000
144A, 0.34%, 7/23/2010	20,000,000	19,995,844
144A, 0.39%, 8/24/2010	38,500,000	38,477,477
144A, 0.49%, 8/2/2010	39,000,000	38,983,013
144A, 0.52%, 8/3/2010	40,000,000	39,980,933
BNZ International Funding Ltd., 144A, 0.45%, 8/16/2010	50,000,000	49,971,250
Cancara Asset Securitisation LLC, 144A, 0.56%, 9/7/2010	60,000,000	59,936,533
Coca-Cola Co.:
0.25%, 8/16/2010	35,500,000	35,488,660
0.45%, 12/17/2010	35,000,000	34,926,063
Danske Corp.:
144A, 0.475%, 9/30/2010	50,000,000	49,939,965
144A, 0.6%, 10/25/2010	40,000,000	39,922,667
ENI Finance USA, Inc., 0.38%, 7/15/2010	30,000,000	29,995,567
General Electric Capital Corp.:
0.46%, 9/7/2010	50,000,000	49,956,556
0.48%, 9/8/2010	25,000,000	24,977,000
0.52%, 10/14/2010	70,000,000	69,893,833
Gotham Funding Corp., 144A, 0.4%, 7/20/2010	50,000,000	49,989,444
Grampian Funding LLC:
144A, 0.31%, 7/12/2010	50,000,000	49,995,264
144A, 0.49%, 8/2/2010	55,000,000	54,976,044
Hannover Funding Co., LLC:
0.4%, 7/14/2010	50,000,000	49,992,778
0.5%, 7/23/2010	47,000,000	46,985,639
0.52%, 8/3/2010	35,000,000	34,983,317
ING (US) Funding LLC, 0.3%, 7/13/2010	70,000,000	69,993,000
Johnson & Johnson, 144A, 0.22%, 7/12/2010	20,000,000	19,998,656
JPMorgan Chase & Co., 0.25%, 7/26/2010	35,000,000	34,993,924
KBC Financial Products International Ltd.:
144A, 0.45%, 7/23/2010	20,000,000	19,994,500
144A, 0.49%, 7/26/2010	35,000,000	34,988,090
144A, 0.5%, 8/9/2010	20,000,000	19,989,167
144A, 0.5%, 8/10/2010	50,000,000	49,972,222
Nestle Finance International Ltd.:
0.26%, 7/13/2010	40,000,000	39,996,533
0.27%, 8/25/2010	35,000,000	34,985,563
Nieuw Amsterdam Receivables Corp.:
144A, 0.4%, 7/12/2010	40,700,000	40,695,026
144A, 0.45%, 8/2/2010	68,000,000	67,972,800
NRW.Bank:
0.25%, 7/6/2010	40,250,000	40,248,602
0.4%, 9/14/2010	40,000,000	39,966,667
0.42%, 10/6/2010	40,000,000	39,954,733
0.45%, 7/8/2010	20,000,000	19,998,250
0.5%, 9/27/2010	29,200,000	29,164,311
Regency Markets No. 1 LLC, 144A, 0.37%, 7/20/2010	40,000,000	39,992,189
Romulus Funding Corp.:
144A, 0.45%, 7/9/2010	28,000,000	27,997,200
144A, 0.5%, 7/16/2010	18,000,000	17,996,250
Salisbury Receivables Co., LLC, 144A, 0.34%, 7/22/2010	11,000,000	10,997,818
Scaldis Capital LLC:
0.39%, 7/30/2010	25,000,000	24,992,146
0.4%, 7/12/2010	35,000,000	34,995,722
0.4%, 7/20/2010	50,000,000	49,989,444
0.49%, 8/5/2010	70,000,000	69,966,653
Standard Chartered Bank:
0.34%, 7/1/2010	100,000,000	100,000,000
0.62%, 9/10/2010	30,000,000	29,963,317
Starbird Funding Corp., 144A, 0.58%, 9/23/2010	25,000,000	24,966,167
Straight-A Funding LLC:
144A, 0.25%, 7/6/2010	45,000,000	44,998,437
144A, 0.35%, 7/13/2010	20,000,000	19,997,667
144A, 0.43%, 9/1/2010	22,700,000	22,683,189
Swiss Re Treasury US Corp., 0.4%, 8/9/2010	25,000,000	24,989,167
Sydney Capital Corp.:
144A, 0.52%, 7/15/2010	7,988,000	7,986,385
144A, 0.52%, 8/16/2010	17,000,000	16,988,704
Tasman Funding, Inc.:
144A, 0.35%, 7/9/2010	8,946,000	8,945,304
144A, 0.42%, 7/1/2010	35,000,000	35,000,000
Tempo Finance Corp.:
144A, 0.4%, 7/6/2010	35,000,000	34,998,056
144A, 0.45%, 8/3/2010	30,000,000	29,987,625
Total Capital Canada Ltd., 144A, 0.42%, 9/3/2010	20,000,000	19,985,067
Toyota Credit Canada, Inc.:
0.47%, 7/13/2010	50,000,000	49,992,167
0.47%, 8/6/2010	30,000,000	29,985,900
Toyota Motor Credit Corp.:
0.57%, 9/9/2010	25,000,000	24,972,292
0.58%, 9/2/2010	25,000,000	24,974,625
UBS Finance Delaware LLC, 0.505%, 9/28/2010	21,500,000	21,473,158
Victory Receivables Corp., 144A, 0.37%, 8/2/2010	23,369,000	23,361,314
Total Commercial Paper (Cost $2,573,865,220)		2,573,865,220

Short-Term Notes* 19.5%
ANZ National International Ltd., 144A, 0.404%, 10/19/2010	55,750,000	55,750,000
ASB Finance Ltd.:
144A, 0.469%, 1/14/2011	25,000,000	25,001,361
144A, 0.48%, 12/3/2010	30,000,000	30,001,042
144A, 0.48%, 12/8/2010	25,000,000	25,002,129
Bank of Nova Scotia, 0.357%, 11/23/2010	60,000,000	60,000,000
Barclays Bank PLC, 0.517%, 10/22/2010	70,000,000	70,000,000
Bayerische Landesbank, 0.407%, 7/25/2011	20,000,000	19,993,036
Canadian Imperial Bank of Commerce:
0.23%, 8/25/2010	34,000,000	34,000,000
0.24%, 7/26/2010	85,000,000	85,000,000
0.349%, 10/15/2010	55,000,000	55,000,000
0.35%, 11/8/2010	37,000,000	37,000,000
0.47%, 11/22/2010	20,000,000	20,000,000
Commonwealth Bank of Australia, 144A, 0.557%, 1/3/2011	30,620,000	30,620,000
Intesa Sanpaolo SpA:
0.275%, 9/24/2010	58,450,000	58,450,000
0.275%, 10/18/2010	36,500,000	36,498,332
JPMorgan Chase Bank NA, 0.347%, 7/28/2011	40,000,000	40,000,000
National Australia Bank Ltd., 144A, 0.377%, 1/27/2011	40,000,000	40,000,000
Natixis, 0.399%, 12/14/2010	55,000,000	55,000,000
Rabobank Nederland NV:
0.337%, 11/22/2010	35,000,000	35,000,000
0.35%, 3/11/2011	56,000,000	56,000,000
144A, 0.436%, 6/16/2011	26,000,000	26,000,000
144A, 0.791%, 4/7/2011	60,000,000	60,000,000
Royal Bank of Canada:
0.347%, 2/24/2011	17,325,000	17,325,000
0.425%, 11/24/2010	115,000,000	115,000,000
Toronto-Dominion Bank, 0.35%, 2/4/2011	40,000,000	40,000,000
Westpac Banking Corp.:
0.26%, 1/10/2011	42,000,000	42,000,000
0.341%, 7/6/2010	55,000,000	55,000,000
144A, 0.375%, 7/2/2010	90,000,000	90,000,000
0.389%, 3/15/2011	25,000,000	24,996,365
144A, 0.39%, 3/2/2011	15,000,000	14,997,925
144A, 0.398%, 12/13/2010	74,000,000	74,000,000
Total Short-Term Notes (Cost $1,427,635,190)		1,427,635,190

Supranational 0.5%
Inter-American Development Bank, 0.34%**, 8/16/2010 (Cost $33,985,229)	34,000,000	33,985,229

Municipal Bonds and Notes 4.9%
Arizona, Board of Regents, State University Systems Revenue, Series A, 0.18%***, 7/1/2034, Lloyds TSB Bank PLC (a)	4,415,000	4,415,000
Bucks County, PA, Industrial Development Authority Revenue, Grand View Hospital, Series A, 0.25%***, 7/1/2034, TD Bank NA (a)	2,400,000	2,400,000
California, Regents of the University of California, 0.45%, 8/16/2010	33,737,000	33,717,601
Channahon, IL, Morris Hospital Revenue, Series A, 0.27%***, 12/1/2023, US Bank NA (a)	1,400,000	1,400,000
Chicago, IL, Finance Authority Revenue, Loyola University, 0.3%, 7/7/2010	20,000,000	20,000,000
Chicago, IL, Midway Airport Revenue, Series A-1 0.19%***, 1/1/2021, Morgan Stanley Bank (a) (b)	11,000,000	11,000,000
Colorado, Educational & Cultural Facilities Authority Revenue, Bear Creek School Project, 0.28%***, 10/1/2032, US Bank NA (a)	6,850,000	6,850,000
Colorado, Educational & Cultural Facilities Authority Revenue, Fremont Christian School Project, 0.28%***, 6/1/2038, US Bank NA (a)	4,000,000	4,000,000
Colorado, Housing Finance Authority, Single Family Mortgage Revenue, "I",:
Series A-3, AMT, 0.25%***, 5/1/2038	6,500,000	6,500,000
Series A-1, 0.31%***, 5/1/2038	12,895,000	12,895,000
Colorado, Midcities Metropolitan District No. 1, Special Revenue, Series B, 0.28%***, 12/1/2031, BNP Paribas (a)	4,000,000	4,000,000
Cuyahoga County, OH, Cleveland Clinic Revenue, 0.4%, 8/6/2010	22,000,000	22,000,000
Cuyahoga County, OH, Housing Revenue, Euclid Avenue Housing Corp., Series A, 0.26%***, 8/1/2042, PNC Bank NA (a)	6,000,000	6,000,000
District of Columbia, Reset Optional Certificates Trust II, Series R-13086CE, 144A, AMT, 0.46%***, 8/1/2025	40,000	40,000
Henrico County, VA, Economic Development Authority, Residential Care Facility Revenue, Westminster Canterbury, 0.34%***, 10/1/2037, Branch Banking & Trust (a)	4,940,000	4,940,000
Indiana, Health & Educational Facility, Financing Authority Revenue, Greenwood Village South Project, Series A, 0.38%***, 5/1/2036, Sovereign Bank FSB (a)	6,335,000	6,335,000
Jeffersontown, KY, Lease Program Revenue, Kentucky League of Cities Funding Trust, 0.26%***, 3/1/2030, US Bank NA (a)	2,610,000	2,610,000
Kansas, State Department of Transportation Highway Revenue, Series A-5, 0.25%***, 9/1/2015	10,000,000	10,000,000
Lake Zurich, IL, Industrial Development Revenue, Screenco LLC/ScreenFlex Project, AMT, 0.45%***, 3/1/2018, LaSalle Bank NA (a)	1,040,000	1,040,000
Lancaster, PA, Industrial Development Authority Revenue, Willow Valley Retirement Communities, Series A, 0.26%***, 12/1/2039, PNC Bank NA (a)	10,000,000	10,000,000
Massachusetts, State Development Finance Agency Revenue, Milton Academy, Series B, 0.3%***, 3/1/2039, TD Bank NA (a)	5,765,000	5,765,000
Massachusetts, State Development Finance Agency Revenue, The Fay School, Inc., 0.31%***, 4/1/2038, TD Bank NA (a)	3,300,000	3,300,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Hillcrest Extended Care Services, Inc., Series A, 0.18%***, 10/1/2026, Bank of America NA (a)	7,000,000	7,000,000
Michigan, State Housing Development Authority, Series C, AMT, 0.33%***, 6/1/2039	9,375,000	9,375,000
Michigan, State University Revenues, Series 2000-A, 0.2%***, 8/15/2030	4,195,000	4,195,000
New Hampshire, Health & Educational Facilities Authority Revenue, Easter Seals Rehabilitation Center, Series H-A, 0.33%***, 12/1/2034, Citizens Bank (a)	4,700,000	4,700,000
New York, State Dormitory Authority, State Personal Income Tax Revenue, Series B, 0.43%, 2/15/2011	15,200,000	15,194,284
New York, State Housing Finance Agency Revenue, 88 Leonard Street:
Series A, 144A, 0.65%***, 11/1/2037, Landesbank Hessen-Thuringen (a)	11,650,000	11,650,000
Series B, 144A, 0.65%***, 11/1/2037, Landesbank Hessen-Thuringen (a)	5,100,000	5,100,000
New York, USTA National Tennis Center, Inc., 0.33%***, 11/15/2024, JPMorgan Chase Bank (a)	5,300,000	5,300,000
New York City, NY, Housing Development Corp., Multi-Family Rent Housing Revenue, 155 West 21st Street LLC, Series A, AMT, 0.25%***, 11/15/2037	7,300,000	7,300,000
New York, NY, General Obligation, Series G-4, 0.28%***, 3/1/2039	45,000,000	45,000,000
North Carolina, Capital Facilities Finance Agency Exempt Facilities Revenue, Republic Services, Inc., 0.29%***, 9/1/2025, Bank of America NA (a)	3,200,000	3,200,000
North Carolina, Lower Cape Fear Water & Sewer Authority, Special Facility Revenue, Bladen Bluffs Project, Recovery Zone Facility, 0.26%***, 12/1/2034, JP Morgan Chase Bank (a)	6,000,000	6,000,000
North Texas, Higher Education Authority, Inc., Student Loan Revenue, Series A, AMT, 0.27%***, 12/1/2038, Lloyds TSB Bank PLC (a)	8,600,000	8,600,000
Pennsylvania, Northeastern Hospital & Education Authority Revenue, Commonwealth Medical College Project, 0.26%***, 9/1/2034, PNC Bank NA (a)	5,725,000	5,725,000
Phoenix, AZ, Civic Improvement Corp., 0.37%, 7/7/2010	19,000,000	19,000,000
Terre Haute, IN, Westminster Village Revenue, Series A, 0.38%***, 8/1/2036, Sovereign Bank FSB (a)	9,245,000	9,245,000
Texas, State Public Finance Authority, 0.48%, 7/20/2010	7,400,000	7,400,000
Tinley Park, IL, Industrial Development Revenue, Harbor Tool Manufacturing, Inc. Project, AMT, 0.45%***, 7/1/2020, LaSalle Bank NA (a)	1,710,000	1,710,000
Travis County, TX, Health Facilities Development Corp., Retirement Facilities Revenue, Longhorn Village Project, Series B, 0.27%***, 7/1/2037, Bank of Scotland (a)	6,215,000	6,215,000
Total Municipal Bonds and Notes (Cost $361,116,885)		361,116,885

Government & Agency Obligations 11.0%
Other Government Related 0.4%
General Electric Capital Corp., FDIC Guaranteed, 1.167%*, 12/9/2010	16,000,000	16,056,851
The Goldman Sachs Group, Inc., FDIC Guaranteed, 1.036%*, 12/3/2010	14,000,000	14,041,793
		30,098,644
US Government Sponsored Agencies 7.3%
Federal Home Loan Bank:
0.12%*, 5/26/2011	25,000,000	25,000,000
0.163%*, 7/15/2011	30,000,000	29,984,174
0.25%, 12/21/2010	18,000,000	17,991,765
0.27%, 10/29/2010	25,000,000	24,997,213
0.35%*, 11/15/2010	40,000,000	39,997,726
0.45%, 10/28/2010	20,825,000	20,835,027
0.5%, 10/18/2010	17,500,000	17,506,582
0.54%, 5/24/2011	14,000,000	14,001,003
Federal Home Loan Mortgage Corp.:
0.197%**, 8/17/2010	20,000,000	19,994,778
0.222%**, 7/12/2010	10,000,000	9,999,267
0.328%**, 12/7/2010	20,000,000	19,970,850
0.398%**, 1/10/2011	24,000,000	23,948,533
4.125%, 10/18/2010	22,000,000	22,249,992
5.625%, 3/15/2011	6,190,000	6,415,516
Federal National Mortgage Association:
0.204%**, 8/2/2010	50,000,000	49,990,667
0.21%**, 7/1/2010	56,000,000	56,000,000
0.219%**, 11/15/2010	13,200,000	13,188,949
0.245%**, 8/16/2010	45,000,000	44,985,625
0.278%**, 11/1/2010	15,000,000	14,985,650
0.299%**, 1/18/2011	30,000,000	29,949,750
0.407%**, 11/15/2010	15,000,000	14,976,596
0.535%**, 8/5/2010	15,000,000	14,991,979
		531,961,642
US Treasury Obligations 3.3%
US Treasury Bills:
0.31%**, 8/26/2010	12,500,000	12,493,972
0.5%**, 7/29/2010	15,000,000	14,994,167
US Treasury Notes:
0.875%, 2/28/2011	20,000,000	20,061,532
1.125%, 6/30/2011	75,000,000	75,523,355
1.5%, 10/31/2010	18,000,000	18,068,348
2.375%, 8/31/2010	42,000,000	42,132,291
2.75%, 7/31/2010	22,300,000	22,344,466
3.875%, 9/15/2010	18,300,000	18,438,886
4.5%, 2/28/2011	18,000,000	18,489,747
		242,546,764
Total Government & Agency Obligations (Cost $804,607,050)		804,607,050

Time Deposits 10.2%
Banque Federative du Credit Mutuel, 0.26%, 7/1/2010	250,000,000	250,000,000
Citibank NA, 0.06%, 7/1/2010	810,000	810,000
JPMorgan Chase Bank NA, 0.01%, 7/1/2010	200,000,000	200,000,000
Societe Generale, 0.05%, 7/1/2010	300,000,000	300,000,000
Total Time Deposits (Cost $750,810,000)		750,810,000

Repurchase Agreements 3.0%
BNP Paribas, 0.04%, dated 6/30/2010, to be repurchased at $139,801,904 on 7/1/2010 (c)	139,801,749	139,801,749
JPMorgan Securities, Inc., 0.03%, dated 6/30/2010, to be repurchased at $78,076,054 on 7/1/2010 (d)	78,075,989	78,075,989
Total Repurchase Agreements (Cost $217,877,738)		217,877,738
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $7,361,064,937)+	100.6	7,361,064,937
Other Assets and Liabilities, Net	(0.6)	(43,199,220)
Net Assets	100.0	7,317,865,717

* These securities are shown at their current rate as of June 30, 2010. Floating rate securities yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of June 30, 2010.

+ The cost for federal income tax purposes was $7,361,064,937.

(a) Security incorporates a letter of credit from the bank listed.

(b) Taxable issue.

(c) Collateralized by $136,207,400 Federal Home Loan Mortgage Corp., with various coupon rates from 4.5-5.0%, with various maturity dates of 5/1/2030-2/1/2040, with a value of $143,995,802.

(d) Collateralized by $549,883,929 Federal National Mortgage Association-Interest Only, with various coupon rates from 4.5-9.5%, with various maturity dates of 2/1/2018-11/25/2039, with a value of $80,418,426.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

FDIC: Federal Deposit Insurance Corp.

FSB: Federal Savings Bank

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by a money market fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (e)	$ —	$ 7,361,064,937	$ —	$ 7,361,064,937
Total	$ —	$ 7,361,064,937	$ —	$ 7,361,064,937

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010
Assets
Investments in securities, valued at amortized cost	$ 7,361,064,937
Cash	367
Receivable for investments sold	3,075,000
Due from Advisor	225,829
Interest receivable	5,884,581
Other assets	109,802
Total assets	7,370,360,516
Liabilities
Distributions payable	1,659,082
Payable for investments purchased	49,939,965
Accrued expenses and other payables	895,752
Total liabilities	52,494,799
Net assets, at value	$ 7,317,865,717
Net Assets Consist of:
Undistributed net investment income	$ 263,533
Accumulated net realized gain (loss)	26,991
Paid-in capital	7,317,575,193
Net assets, at value	$ 7,317,865,717
Net Asset Value
Net Asset Value, offering and redemption price per share ($7,317,865,717 ÷ 7,317,575,203 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended June 30, 2010
Investment Income
Income: Interest	$ 26,678,239
Expenses: Management fee	6,860,066
Administration fee	6,860,066
Services to shareholders	57,586
Reports to shareholders	27,824
Registration fees	139,592
Professional fees	170,684
Trustees' fees and expenses	187,008
Custodian fee	291,801
Other	267,145
Total expenses before expense reductions	14,861,772
Expense reductions	(5,408,788)
Total expenses after expense reductions	9,452,984
Net investment income	17,225,255
Net realized gain (loss)	26,991
Net increase (decrease) in net assets resulting from operations	$ 17,252,246

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended June 30,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$ 17,225,255	$ 87,749,033
Net realized gain (loss)	26,991	713,181
Net increase (decrease) in net assets resulting from operations	17,252,246	88,462,214
Distribution to shareholders from: Net investment income	(17,210,114)	(87,989,541)
Net realized gains	(302,283)	—
Total distributions	(17,512,397)	(87,989,541)
Fund share transactions: Proceeds from shares sold	17,635,865,514	19,751,169,108
Reinvestment of distributions	—	1,791,776
Cost of shares redeemed	(16,450,840,879)	(19,266,568,241)
Net increase (decrease) in net assets from Fund share transactions	1,185,024,635	486,392,643
Increase (decrease) in net assets	1,184,764,484	486,865,316
Net assets at beginning of period	6,133,101,233	5,646,235,917
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $263,533 and $34,309, respectively)	$ 7,317,865,717	$ 6,133,101,233
Other Information
Shares outstanding at beginning of period	6,132,550,568	5,646,157,925
Shares sold	17,635,865,514	19,751,169,108
Shares issued to shareholders in reinvestment of distributions	—	1,791,776
Shares redeemed	(16,450,840,879)	(19,266,568,241)
Net increase (decrease) in Fund shares	1,185,024,635	486,392,643
Shares outstanding at end of period	7,317,575,203	6,132,550,568

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations: Net investment income	.003	.017	.044	.053	.042
Net realized gain (loss)[a]	—	—	—	—	—
Total from investment operations	.003	.017	.044	.053	.042
Less distributions from: Net investment income	(.003)	(.017)	(.044)	(.053)	(.042)
Net realized gains[a]	—	—	—	—	—
Total distributions	(.003)	(.017)	(.044)	(.053)	(.042)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	.26	1.72	4.45	5.44	4.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7,318	6,133	5,646	4,915	3,122
Ratio of expenses before expense reductions (%)	.22	.21	.21	.21	.13
Ratio of expenses after expense reductions (%)	.14	.12	.06	.04	.04
Ratio of net investment income (%)	.25	1.60	4.23	5.31	4.25
[a] Less than $.0005 per share. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Institutional Funds (the "Trust'') is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), and is organized as a Massachusetts business trust. Daily Assets Fund Institutional (the "Fund''), a diversified open-end management investment company, is a series of the Trust and is offered primarily to investors who are looking for a fund in which to invest cash collateral received in connection with securities lending transactions.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by a money market portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distributions of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At June 30, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 1,949,606

During the years ended June 30, 2010 and June 30, 2009, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2010	2009
Distributions from ordinary income*	$ 17,512,397	$ 87,989,541

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from July 1, 2009 through October 31, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.18% of the Fund's average daily net assets.

In addition, the Advisor has voluntarily agreed to waive additional expenses. The waiver may be changed or terminated at any time without notice. Under this arrangement the Advisor waived certain expenses of the Fund.

Accordingly, for the year ended June 30, 2010, the fee pursuant to the Investment Management Agreement aggregated $6,860,066, of which $5,408,519 was waived, resulting in an annual effective rate of 0.02% of the Fund's average daily net assets.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended June 30, 2010, the Administration Fee was $6,860,066, of which $609,776 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2010, the amount charged to the Fund by DISC aggregated $125, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended June 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,905, of which $4,386 was unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Fee Reductions. The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended June 30, 2010, the custodian fee was reduced by $144 for custody credits earned.

C. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

D. Ownership of the Fund

At June 30, 2010, 98% of the outstanding shares of the Fund were held by other affiliated DWS funds.

E. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of Daily Assets Fund Institutional:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Daily Assets Fund Institutional (the ``Fund'') at June 30, 2010 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 20, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 5% of the dividends distributed during the fiscal year was derived from interest on US government securities which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of June 30, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)

		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010

Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 345 Park Avenue, New York, New York 10154.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.
For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 www.dws-investments.com (800) 621-1148
CUSIP Number	23339C 776
Fund Number	538

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DAILY ASSETS FUND INSTITUTIONAL

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$39,400	$0	$0	$0
2009	$39,775	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$9,500	$0	$0
2009	$0	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$0	$0	$0

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Daily Assets Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 30, 2010